Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

          Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we the undersigned Chief Executive Officer and Chief Financial Officer, respectively, of Canterbury Park Holding Corporation (the “Company”), herby certify that:

(1)

The quarterly report of the Company on Form 10-Q for the period ended September 30, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2014	/s/ Randall D. Sampson
Randall D. Sampson
President and Chief Executive Officer
Canterbury Park Holding Corporation

Date: November 14, 2014	/s/ David C. Hansen
David C. Hansen
Vice President and Chief Financial Officer
Canterbury Park Holding Corporation

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